COMMITMENTS AND CONTINGENCIES LIABILITIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES LIABILITIES

NOTE 8 - COMMITMENTS AND CONTINGENCIES LIABILITIES

A.	Agreement with Magna

On January 30, 2022, the Company’s shareholders approved an extension of the research and development services agreement with Magna for software development in the area of ADAS. Subject to the conditions prescribed in the agreement, Magna will continue to provide Foresight Ltd. with research and development services for a 12-month period with an option to extend the agreement for two additional 12-month periods. According to the agreement, the monthly payment to Magna for the research and development services will not exceed NIS 235,000 (approximately $63) plus VAT.

On December 18, 2023, as a result of cost-saving measures implemented by the Company, it was agreed with Magna that development services provided by Magna would not exceed NIS 70,000 (approximately $19) plus VAT, per month. Additionally, The Company and Magna agreed to postpone the payment for the services rendered from October to December 2023. The payment is postponed until the board meeting to approve the 2023 financial statements, subject to the Company raises at least USD 5,000 (gross) in that period. If the Company is unable to raise that amount by date of board meeting to approve the 2023 financial statements, the payment will be waived. As of December 31, 2023, the total amount of $42 waived and recorded in equity as a transaction with shareholder.

On March 27,2024 the Company’s board of directors agreed with Magna that the services provided by Magna would not exceed NIS 50,000 (approximately $13.5) plus VAT, per month. The Company and Magna agreed to postpone the payment for the services rendered from January to December 2024 subject to the Company raising at least USD 5,000 (gross) in that period. If the Company is unable to raise that amount, the payment will be waived. As of December 31, 2024, the total amount of $140 waived and recorded in equity as a transaction with shareholder.

B.	Israeli Innovation Authority

Magna obtained grants from the Israeli Innovation Authority (the “IIA”) for participation in research and development programs for the years 2011 through 2013, and, in return, further to an acquisition transaction between the Company and Magna, the Company is obligated to pay royalties amounting to 3% to 5% of its future sales up to the amount of the grant. The grant is linked to the exchange rate of the dollar and bears interest of SOFR per annum.

Foresight Autonomous Holdings Ltd.

Notes to the consolidated financial statements

(Dollars in thousands, except per share data)

As of the years ended December 31, 2024, and 2023, total contingent obligations to IIA amounted to $623 and $620, respectively.

The repayment of the grants is contingent upon the successful outcome of the Company’s research and development programs and the generation of sales. The Company has no obligation to repay these grants if sales are not generated. The financial risk is assumed completely by the Government of Israel. The grants are received from the government on a project-by-project basis. If a project fails, the Company has no obligation to repay any grant received for the specific unsuccessful or aborted project.